November 2017

Forward Looking Statements and Non-GAAP Measures 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Management Team 3  33 years of real estate & hospitality experience  15 years with Ashford  10 years with Goldman Sachs  Stanford BA, MBA DOUGLAS A. KESSLER Chief Executive Officer & President  17 years of hospitality experience  14 years with Ashford  3 years with ClubCorp  CFA charterholder  Southern Methodist University BBA DERIC S. EUBANKS, CFA Chief Financial Officer  32 years of hospitality experience  14 years with Ashford (18 years with Ashford predecessor)  Pepperdine University BS, University of Houston MS, CPA MARK L. NUNNELEY Chief Accounting Officer  32 years of hospitality & legal experience  14 years with Ashford (11 years with Ashford predecessor)  University of North Texas BS, University of Houston JD DAVID A. BROOKS Chief Operating Officer, General Counsel  12 years of hospitality experience  7 years with Ashford (5 years with Ashford predecessor)  5 years with Stephens Investment Bank  Oklahoma State University BS JEREMY J. WELTER EVP of Asset Management  12 years of hospitality experience  12 years with Ashford  3 years of M&A experience at Dresser Inc. & Merrill Lynch  Princeton University AB J. ROBISON HAYS Chief Strategy Officer

Upscale 33% Upper-Upscale 55% Luxury 5% Upper-Midscale 3% Indep. 4% Marriott 31% Hilton 6% Hyatt 3% Remington 59% Interstate <1% Top 25 73% Top 50 19% Other 8% Portfolio Overview 4 (1) As of September 30, 2017 (2) TTM as of September 30, 2017 for the 120 owned hotels as of October 27, 2017 (3) Hotel EBITDA in thousands 120 Hotels 25,000 Rooms $5.7B Gross Assets(1) 31 States TOP TEN METRO AREAS(2),(3) PORTFOLIO BY HOTEL EBITDA(2) Brand Property Manager Chainscale $122 RevPAR(2) Marriott 58% Hilton 28% Hyatt 4% IHG 4% Indep. 6% MSA TTM Hotel % of EBITDA Total Washington DC $45,405 9.8% San Fran/Oakland, CA $34,729 7.5% Los Angeles, CA $33,971 7.3% New York/New Jersey $30,237 6.5% Nashville, TN $26,734 5.8% Boston, MA $26,477 5.7% Atlanta, GA $25,410 5.5% DFW, TX $25,123 5.4% Minn./St. Paul, MN $15,678 3.4% Austin, TX $12,979 2.8% Total Portfolio $463,933 100.0%

5 <1% Geographically Diverse Washington D.C. – 9.8% Los Angeles – 7.3% San Francisco – 7.5% New York – 6.5% Boston – 5.7% Nashville – 5.8% Atlanta – 5.5% Dallas / Ft. Worth – 5.4% Minneapolis – 3.4% Tampa – 2.5% Houston – 2.5% Miami – 2.4% Orlando – 2.2% San Diego – 1.6% Philadelphia – 1.7% Portland – 2.1% Key West – 1.4% Indianapolis – 1.5% Jacksonville – 2.3% Austin – 2.8% Las Vegas – 1.8% Phoenix – 1.4% Savannah – 2.4% Note: Percent of total portfolio Hotel EBITDA shown for the TTM period as of September 30, 2017 for the 120 owned hotels as of October 27, 2017

High Quality 6 Crowne Plaza La Concha Key West, FL W Atlanta Downtown Atlanta, GA Marriott Beverly HIlls Beverly Hills, CA Le Pavillon New Orleans, LA One Ocean Jacksonville, FL Le Meridien Minneapolis Minneapolis, MN W Minneapolis Minneapolis, MN The Silversmith Chicago, IL Hyatt Coral Gables Coral Gables, FL The Churchill Washington D.C. Renaissance Nashville Nashville, TN Hyatt Savannah Savannah, GA

Overview 7 Opportunistic platform focused on upper upscale, full-service hotels Highest insider ownership Disciplined capital management Aligned advisory structure Targets debt levels of 55-60% net debt/gross assets Attractive dividend yield Targets cash level of 25-30% of total equity market cap Superior long-term total shareholder return

Full-Service Rationale 8 170 BPS ATTRACTIVE SUPPLY FUNDAMENTALS 1.4% 2.0% 3.1% 3.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 10-YR 2018E Upper-Upscale Other Chainscales LOWER 150 BPS LOWER FAVORABLE ACQUISITION YIELDS 6.5% Low End 8.5% High End Management Estimates VALUE-ADD OPPORTUNITIES 39% Franchised Upper Upscale Rooms as a % of Total Upper Upscale Chain Scale Segment(1) (1) Estimate based upon MAR, HLT, H, and IHG branded rooms (2) Other chain scales include luxury, upscale, and upper midscale Source: PWC, STR, Bloomberg & Company Filings (2) W Atlanta Downtown Atlanta, GA

$218 $170 $305 $574 $72 $90 $147 $89 $112 $18 $97 $81 $45 $52 $68 $65 $400 $76 $112 $17 $275 $95 $200 $10 $11 $73 $116 $90 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 M ill io n s Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions Disciplined Capital Management 9 Track record of increasing shareholder returns by capitalizing upon cyclical changes and advantageous pricing situations COMMON SHARE BUYBACKS Financial Crisis 73.6M 50% $3.28 Shares Of Outstanding Shares Average Buyback RECENT PREFERRED EQUITY ACTIVITY 9.0%  Old Coupon ~$2M in total annual incremental cash savings 7.4% 2016 2017 New Coupon 8.5%  Old Coupon 7.5% New Coupon (1) (1) Through October 2017

42.4% 56.1% 49.2% 56.4% 55.5% 59.6% 55.7% 58.7% 58.5% 59.1% 58.3% 64.9% 61.2% 60.9% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3 17 M ill io n s Gross Assets Net Debt Net Debt / Gross Assets Leverage Target 10 Appropriate use of leverage contributed to outsized long-term total shareholder returns relative to peers Non-recourse, property level mortgage debt Leverage policy consistent since IPO (1) (1) (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 – 2014 Note: Gross Assets and Net Debt adjusted for cash & cash equivalents and other liquid cash-like items as reported

9% 10% 9% 28% 75% 28% 22% 25% 25% 25% 28% 40% 48% 0% 10% 20% 30% 40% 50% 60% 70% 80% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 M ill io n s Avg Cash Avg Equity Market Cap Cash / Equity Market Cap Cash Target 11 (1) YTD September 2017 (2) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 (3) Per Bloomberg FINANCIAL CRISIS CURRENT CYCLE FINANCIAL CRISIS Positioned to buy back approximately 50% of outstanding common shares for about $240 million leading to outsized total shareholder returns CURRENT CYCLE Ample flexibility to execute opportunistic growth and maintain hedge against an economic downturn (2) (3) (1)

19.1% 15.8% 7.6% 6.1% 3.6% 3.3% 2.5% 2.3% 2.0% 1.7% 1.6% 1.1% 0.8% 0.5% 0.4% 0.3% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% AHT AHP HT APLE CLDT REIT Avg CHSP RLJ PEB INN HST DRH SHO XHR LHO PK Highest Insider Ownership 12 REIT average includes: AHP, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, LHO, PK REIT Source: Latest proxy and other company filings. (1) As of 10/27/2017 (2) Includes direct interests and interests of related parties 1,2 Most highly aligned management team among the lodging REIT sector #1 $156M Total Dollar Value of Insider Ownership(1) 1,2

Advisory Agreement Structure 13 (1) Amended Advisory Agreement in June 2015 ADVISOR MANAGED REIT Fees Provide asset management, advisory services & key money SUMMARY TERMS(1) BASE FEE INCENTIVE FEE INCENTIVE FEE PAYMENT OTHER FEES TERM EXTENSIONS • 70 bps of Total Market Capitalization (TMC) • Payable quarterly • 5% of the TSR outperformance (vs defined peer set) times Equity Market Capitalization • Subject to 25% outperformance maximum • Determined annually • Paid over 3 years in equal annual installments • Up to 50% can be paid in stock at REITs election • Reimbursement for internal audit and other overhead costs • Initial term of 10 years • Initial term end date June 9, 2025 • Automatic 5 year extensions KEY MONEY • From time-to-time Advisor may contribute key money to help fund acquisitions Facilitate Shareholder Alignment

6.9% 6.5% 6.5% 6.4% 6.3% 6.1% 6.1% 6.0% 5.8% 5.5% 5.1% 4.6% 4.3% 4.2% 4.1% 4.1% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% AHT AHP HT LHO APLE CLDT RLJ PK CHSP REIT Avg XHR DRH PEB INN HST SHO Attractive Dividend Yield 14 Source: Company filings and market data (1) As of 10/27/2017 (2) Annualized based on most recent dividend announcement (3) Includes: AHP, APLE, CLDT, PK, LHO, CHSP, HT, RLJ, XHR, DRH, PEB, HST, INN, SHO 2 2 3 Highest dividend yield in the industry(1)

152% -5% 22% 208% 98% 47% 86% 56% 27% -8% 22% 1% 202% 82% 191% 1,497% 296% 90% 120% 59% 29% -8% 33% -5% -100% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr 3-Yr 2-Yr 1-Yr YTD 2017 Peer Avg AHT Superior Total Shareholder Returns 15 (1) Since IPO on August 26, 2003 (2) As of 12/30/2016 (3) From 12/30/16 through 10/27/17 (4) Includes: CHSP, CLDT, DRH, HST, HT, INN, LHO, RLJ, SHO *Includes dividend reinvestment as reported and tracked by SNL LONG-TERM TSR SIGNIFICANTLY OUTPERFORMS PEERS 1, 2 2,000 2 2 2 2 2 2 2 2 2 2 3 4 Demonstrated long-term track record of total shareholder return outperformance* LONG-TERM OUTPERFORMANCE 4,990 BPS Since IPO 8,770 BPS 10-Yr

Value Creation Through Active Asset Management 16 55.8% 52.0% 40.5% 47.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2016 3-Yr Avg AHT Peer Avg PORTFOLIO HOTEL EBITDA FLOW-THROUGH *Peers include DRH, HST, INN, LHO, CHSP, HT, SHO, RLJ, FCH Note: Pro forma Hotel EBITDA flow-through information not available for CLDT *  Ashford management creates value in both brand and non-brand managed assets  Hotel EBITDA flow-through has outperformed the peer average for the last three years  Portfolio has produced RevPAR gains relative to our competitors for three consecutive years W ATLANTA DOWNTOWN W MINNEAPOLIS FOSHAY LE MERIDIEN MINNEAPOLIS FY2016 EBITDA Flow-Thru: 157% First full year of ownership FY2016 EBITDA Flow-Thru: 115% First full year of ownership FY2016 EBITDA Flow-Thru: 84% First full year of ownership

52% 58% 59% 42% 46% 47% 63% 30% 22% 53% 60% 59% 68% 70% 47% 56% 44% 28% -200% -175% -150% -125% -100% -75% -50% -25% 0% 25% 50% 75% 100% 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD Q3 2017 Non-Remington Remington Competitive Advantage – Affiliated Manager 17  Affiliated property manager benefits - Remington outperformed in EBITDA flow-through 7 out of the last 10 years NOTE: Remington managed hotels as compared to Non-Remington managed hotels owned by Ashford Trust Hotel EBITDA Flow-Through  Superior management of downside risk and cash flow loss -8 -808% 334% 300%

Valuation Opportunity 18 (1) Based on average from 2014 to YTD June 2017 (2) Peer s include: RLJ, DRH, HST, SHO, LHO, CLDT, HT, INN, CHSP PRICE / 2018E AFFO / SHARE MULTIPLE(3),(4) TTM CAP RATE(3) TEV / 2018E EBITDA MULTIPLE(3),(4) Discount to average peer trading cap rate (bps) VALUATION OPPORTUNITY 143 Discount to average peer trading AFFO multiple 5x Discount to average peer trading EBITDA multiple 1.4x Opportunity to capture significant valuation upside relative to peers RevPAR Growth(1) Hotel EBITDA Flow- Through(1) Hotel EBITDA Growth(1) Hotel EBITDA Margin Growth(1) OUTPERFORMANCE 10-YR TSR ASHFORD TRUST PEERS(2) 5.3% 3.8% 52% 37% 7.0% 5.3% 81 BPS 35 BPS 82% (5%) (3) As of October 27, 2017 (4) Based on consensus estimates 10.9x 11.2x 11.7x 12.3x 12.4x 12.5x 12.5x 12.5x 12.9x 13.1x 13.7x 10.0x 10.5x 11.0x 11.5x 12.0x 12.5x 13.0x 13.5x 14.0x 4.8x 7.2x 8.5x 9.9x 10.1x 10.7x 11.0x 11.5x 11.7x 11.8x 13.4x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 8.8% 8.1% 7.9% 7.8% 7.4% 7.3% 7.1% 6.9% 6.8% 6.6% 6.4% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0%

Case Study – Aggressive Asset Management 19  Acquired the W Atlanta Downtown in July 2015  237 keys, 9,000 sq. ft. of meeting space  Close proximity to the downtown and midtown demand generators: Centennial Olympic Park, the Atlanta Aquarium, and Mercedes Benz Stadium  Replaced unprofitable restaurant manager and re-positioned restaurant  New management of the on-premise digital billboard  Renegotiated valet parking agreement  Eliminated operational loss at Bliss Spa through restructuring  Full year 2016 (first full year of ownership) EBITDA flow-thru of 157%, and EBITDA growth of 27% W Atlanta – Atlanta, GA Hotel Overview Implemented Strategies

Case Study – Conversion to Remington Managed 20  Acquired the Marriott Fremont in August 2014  357 keys, 15,000 sq. ft. of meeting space  Ideally located off Interstate 880 at the gateway to Silicon Valley. Home to over 1,200 technology companies.  Announced forward cap rate and EBITDA multiple of 8.1% and 10.0x, respectively  Current cap rate and EBITDA multiple of 15.7% and 5.7x, respectively (1)  Acquired for $50 million and Oct 2016 refi had allocated loan amount of $61 million  Increased club room premium pricing  Increased corporate group room nights to 25% mid-week to ensure sell-outs and push rate  Aggressively priced preferred rooms rates 25%-30% YOY  From TTM Pre-Takeover to TTM Post- Takeover  Revenue increased 15.7%  RevPAR increased 21.8%  GOP margin increased 1,116 bps  EBITDA margin increased 916 bps Marriott Fremont – Fremont, CA Hotel Overview Implemented Strategies (1) As of September 30, 2017

Asset Management Initiatives – Recently Completed 21 Hyatt Regency Savannah: Completed guestroom renovation with shower conversions and increased premium rooms inventory by 70 rooms. Also included F&B outlet repositioning, meeting space and lobby. Marriott Bridgewater: Converted 30 king rooms to double/double rooms to capture more group business; increase premium room type by 43.5% to capture higher ADR. Recently completed a lobby and restaurant renovation. Implemented paid parking. W Hotel Atlanta Downtown: Terminated existing restaurant management agreement and brought the operation in-house with a projected annual positive GOP impact of almost $300,000. Engaging a premiere restaurant consultant for re-concepting of the space. Marriott Dallas DFW: Converted from brand to franchise managed (Remington) on May 24th. Comprehensive ballroom and meeting space renovation due to be completed. Also acquired the regional laundry operation. Residence Inn Orlando LBV: Completed restaurant, lobby, and meeting space renovation. W Hotel Minneapolis: Leased underutilized lobby space to Manny’s Steakhouse for a private dining room. LeMeridien Minneapolis: Worked with existing restaurant tenant to restructure and extend the lease under more favorable terms. Fitness center expansion completed. Guestroom renovation to commence in Q4. Hyatt Regency Coral Gables: Completed restaurant, lobby, meeting space and pantry renovation. Guestroom renovation planned for 2018. Courtyard Basking Ridge and Residence Inn Sorrento Mesa: Implemented paid parking.

Asset Management Initiatives – Upcoming 22 Renaissance Nashville: Partnering with developer on the adjacent $430 million Fifth & Broadway mixed use development which will provide hotel with upgraded meeting space and eventual fee ownership. Extensive lobby upgrade to be completed. Marriott Crystal Gateway: Major renovations: all guestrooms (completed Oct 2017), lobby & restaurant, addition of M Club, new and expanded fitness center, adding 6 keys and additional meeting space ($30 million). Ritz Carlton Atlanta: Extensive guestroom renovation scheduled for Q4 and expansion of Ritz Carlton Club Lounge.($21 million). Sheraton Anchorage: Guestroom and lobby renovation to commence in November 2017 ($6.4 million). Embassy Suites Santa Clara: Guestroom, market and fitness center relocation. ($10.7 million). Residence Inn Orlando SeaWorld: Guestroom/corridor renovation ($10.1 million) to be completed in Q4. Residence Inn Tampa Downtown: Guestroom, lobby and exterior renovation ($3.5 million) slated for completion in November. Hilton Tampa Westshore: Guestroom and meeting space renovation, Nov 2017-April 2018 ($8.5 million). Renaissance Palm Springs: Guestroom, restaurant, meeting space and public area renovation ($14 million). Courtyard Crystal City: Guestroom renovations, Oct 2017 – Mar 2018 ($10.4 million).

Stock Price (As of October 27, 2017) $6.95 Fully Diluted Shares Outstanding 117.5 Equity Value $816.5 Plus: Preferred Equity 567.6 Plus: Debt 3,706.2 Total Market Capitalization $5,090.4 Less: Net Working Capital (487.3) Total Enterprise Value $4,603.0 Non-Recourse Debt 23 (1) As of September 30, 2017 (2) Investment in Ashford Inc. at market value as of October 27, 2017 Total Enterprise Value(1) 100% NON-RECOURSE DEBT 100% PROPERTY LEVEL, MORTGAGE DEBT 0% CORPORATE LEVEL DEBT Non-recourse debt lowers risk profile of the platform BENEFITS Maximizes flexibility in all economic environments Long-standing lender relationships High lender interest in our high quality hotel assets Churchill Washington D.C. (2)

Cash Target 24 (1) As of September 30, 2017 (2) At market value as of October 27, 2017 Net Working Capital(1) 25-30% CASH TO EQUITY MKT CAP TARGET 48% CURRENT CASH TO EQUITY MKT CAP Ability to execute opportunistic investments BENEFITS Hedge against economic uncertainty One Ocean Jacksonville, FL $4.15 NWC / SHARE Cash & Cash Equivalents $393.4 Restricted Cash 133.0 Investment in Securities 12.0 Accounts Receivable, net 60.4 Prepaid Expenses 24.2 Due From Affiliates, net (14.0) Due from Third Party Hotel Managers 16.6 Market Value of Ashford, Inc. Investment(2) 39.8 Total Current Assets $665.3 Accounts Payable, net & Accrued Expenses $152.4 Div idends Payable 25.5 Total Current Liabilities $177.9 Net Working Capital $487.3

Value Enhancement through Refinancing

Indigo Atlanta – May 2017	Boston Back Bay – Oct 2017	Preferred Equity – Aug 2017
5.98% → **L+2.90%**	**4.38%** → **L+2.00%**	**8.5%** → **7.5%**
Old Interest Rate / New Interest Rate	Old Interest Rate / New Interest Rate	Old Coupon / New Coupon
Cash flow savings of ~$585,000 in annual debt service with no change in asset leverage	**Cash flow savings of ~$2.8M** in annual debt service with no change in asset leverage	**~$520,000 in annual cash savings**

Refinance – Oct 2017

17-Pack

L+5.52% → **L+3.00%**

Old Interest Rate | New Interest Rate

Estimated cash flow savings of ~$9.8 million in annual debt service

Minimal increase in asset leverage

Extend debt maturity


W Atlanta Downtown
Atlanta, GA

ASHFORD
HOSPITALITY TRUST

25

$5.4 $95.6 $254.0 $533.0 $710.7 $971.7 $1,154.8 0 200 400 600 800 1000 1200 1400 1600 2017 2018 2019 2020 2021 Thereafter M ill io n s Fixed-Rate Floating-Rate Debt Yield: 11.3% Debt Yield: 12.6% Debt Yield: 10.9% Debt Yield: 14.0% Debt Maturity(1),(2) 26 As of September 30, 2017 (1) Assumes extension options are exercised (2) Pro forma for October 2017 refinance of the Hilton Boston Back Bay and 17-Pack Note: All debt yield statistics are based on EBITDA to principal 2017 NO DEBT MATURITIES 2018 NO DEBT MATURITIES 5.4% TOTAL PORTFOLIO WEIGHTED AVERAGE INTEREST RATE

November 2017